AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


          THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT is made this 10th day of May, 1999 by and between THE NETWORK CONNECTION, INC., a Georgia corporation (the "Company"), and INTERACTIVE FLIGHT TECHNOLOGIES, INC., a Delaware corporation ("IFT").

          WHEREAS, the Company and The Shaar Fund Ltd. ("Shaar") entered into a Registration Rights Agreement dated October 23,
1998 (the "Registration Rights Agreement");

          WHEREAS, the Company issued to Shaar 1,500 shares of Series B 8% Convertible Preferred Stock (the "Series B Stock") pursuant to that certain Securities Purchase Agreement between the Company and Shaar dated October 23, 1998;

          WHEREAS, on the date hereof Shaar sold the Series B
Stock to IFT, and in connection with such sale, assigned its rights under the Registration Rights Agreement to IFT;

          WHEREAS, the Company issued to IFT 800 shares of Series
C 8% Convertible Preferred Stock (the "Series C Stock") on the date hereof, pursuant to that certain Securities Purchase
Agreement dated on the date hereof;

          WHEREAS, the Company, as Maker, and IFT, as Payee, are parties to that certain Secured Promissory Note, dated January 26, 1999, as amended by the Allonge to Secured Promissory Note dated January 29, 1999, the Second Allonge to Secured Promissory Note dated March 19, 1999, the Third Allonge to Secured Promissory Note dated March 24, 1999, and the Fourth Allonge to Secured Promissory Note dated the date hereof (collectively, the "Note"), which is convertible into shares of Series C Stock;

          WHEREAS, the parties desire that any shares of Common
Stock issuable upon conversion of the Series C Stock be registrable pursuant to the terms of the Registration Rights
Agreement;

          WHEREAS, the parties desire to have IFT waive certain defaults of the Company which have occurred under the Registration Rights Agreement; and

          WHEREAS, the Company and IFT wish to confirm and modify
IFT's registration rights under the Registration Rights Agreement and to amend the Registration Rights Agreement, as described below, by entering into this Amendment No. 1.

          NOW, THEREFORE, for and in consideration of the premises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree and amend the Registration Rights Agreement as follows:

          1.   The definition of the term "Registrable
Securities" contained in subparagraph 1(a) of the Registration Rights Agreement be and it hereby is amended to include in addition to the securities originally within such definition, from and after the date hereof, (i) any and all shares of Common Stock issued pursuant to the conversion of the Series C Stock, or issued in lieu of cash dividend payments thereon, and (ii) any and all shares of Common Stock issued pursuant to the exercise of any of the Additional Warrants (as such term is defined in the Note) that were issued by the Company to IFT on March 24, 1999 in accordance with the Note. The Company's obligations under the Registration Rights Agreement shall henceforth apply to any and all such shares described in the foregoing sentence.

          2.   Subparagraph 2(a) of the Registration Rights
     Agreement be and it hereby is amended to read as follows:

               (a)    Filing and Effectiveness of Registration
                 Statement. The Company shall prepare and file with the Commission by not later than fifteen
                 (15) business days after the date hereof, a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 120 calendar days after such date. Such registration statement shall assume a conversion price of One Dollar Fifty Cents ($1.50) per share. The Company shall not include any other securities in the Registration Statement relating to the offer and sale of the Registrable Securities. The Company shall notify IFT by written notice that such Registration Statement has been declared effective by the Commission within 48 hours of such declaration by the Commission.

          3.   Subparagraph 2(b) of the Registration Rights
     Agreement be and it hereby is amended to read as follows:

     (b) Registration Default. If the Registration Statement covering the Registrable Securities or the Additional Registrable Securities (as defined in Section 2(d) hereof) required to be filed by the Company pursuant to Section 2(a) or 2(d) hereof, as the case may be, is not (i) filed with the Commission within the time required by the terms of this Agreement or (ii) declared effective by the Commission within the time required by the terms of this Agreement (either of which, without duplication, an "Initial Date"), then the Company shall make the payments to IFT as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to IFT shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 2% (the "Liquidated Damage Rate") of the Stated Value per share of all shares of Series B Preferred Stock and all shares of Series C Preferred Stock outstanding from the Initial Date to the first Computation Date and for each Computation Date thereafter, calculated on a pro rata basis to the date on which the Registration Statement is filed with (in the event of an Initial Date pursuant to (b) (i) above) or declared effective by (in the event of an Initial Date pursuant to (b) (ii) above) the Commission (the "Periodic Amount"); provided, however, that if any Liquidated Damages are payable, then the Liquidated Damages shall not be less than Forty Thousand Dollars ($40,000). The full Periodic Amount shall be paid by the Company to IFT by wire transfer of immediately available funds within three days after each Computation Date.
          As used in this Section 2(b), "Computation Date" means the date which is 30 days after the Initial Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective. Notwithstanding the above, if the Registration Statement covering the Registrable Securities or the Additional Registrable Securities (as defined in Section 2(d) hereof) required to be filed by the Company pursuant to Section 2(a) or
          (2d) hereof, as the case may be, is not filed with the Commission within the time required by the terms of this Agreement, the Company shall be in default of this Registration Rights Agreement, as amended.

          4. IFT hereby waives, to the fullest extent permitted by law, all breaches, failures, defaults, and events of defaults of the Company on and as of the date of this Amendment No. 1 under the Registration Rights Agreement. This waiver is limited strictly as written and shall not require or imply any other or further waivers of any future such breaches, failures, defaults, or events of default of the Company, and therefore, IFT reserves all of its rights to insist on strict compliance by the Company with the terms of the Registration Rights Agreement as hereby amended from and after the date hereof.

          5. The Company hereby acknowledges IFT as the holder of all rights under the Registration Rights Agreement, as hereby amended.

          6. This Amendment No. 1 is executed, and shall be considered, as an amendment to the Registration Rights Agreement, and shall form a part thereof, and the provisions of the Registration Rights Agreement as amended by this Amendment No. 1, are hereby ratified and confirmed in all respects.


          7. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one and the same instrument. This Amendment No. 1 shall become binding only when each party hereto has executed and delivered to the other party one or more counterparts.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to Registration Rights Agreement as of the date first above written.

                              THE NETWORK CONNECTION, INC.



                              By: _______________________________



                              INTERACTIVE FLIGHT
                              TECHNOLOGIES, INC.




          By:_________________________________